UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2018

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-214643	82-0884860
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418

SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230
(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

(1)	On December 1, 2018, the Company received notice from the Bureau of Cannabis Control that the Company’s Cannabis - Distributor Temporary License has been approved. It expired on March 31, 2019.The Company is continuing to working on its annual license for Distribution.

(2)	The Company has completed its initial inspections by the county and state for its annual license for cultivation.

(3)	In November 2018, the Company filed a n additional license for nursery cultivation license. This will allow the Company to sell clones to other licensed cultivators.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The exhibit listed in the following Exhibit Index is filed as part of this report:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Distribution License

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: December 3, 2018	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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